Capital Group KKR U.S. Equity+
Consolidated investment portfolio
June 30, 2026
unaudited

Common stock 59.50% Information technology 18.68%	Shares	Value (000)
NVIDIA Corp.	26,852	$5,373
Broadcom, Inc.	10,882	4,111
Microsoft Corp.	10,867	4,054
KLA Corp.	6,080	1,834
Apple, Inc.	4,017	1,162
Applied Materials, Inc.	1,541	1,114
Amphenol Corp., Class A	5,402	953
Seagate Technology Holdings PLC	805	777
Micron Technology, Inc.	463	534
Fair Isaac Corp. (a)	394	471
AppLovin Corp., Class A (a)	614	316
Teradyne, Inc.	558	270
Ciena Corp. (a)	292	143
Arista Networks, Inc. (a)	400	68
		21,180
Communication services 7.80%
Alphabet, Inc., Class A	11,299	4,038
Alphabet, Inc., Class C	3,511	1,241
Meta Platforms, Inc., Class A	3,783	2,131
Netflix, Inc. (a)	10,990	785
Space Exploration Technologies Corp., Class A (a)	2,600	444
Comcast Corp., Class A	8,438	207
		8,846
Health care 7.04%
Eli Lilly and Co.	2,020	2,423
UnitedHealth Group, Inc.	2,866	1,191
Vertex Pharmaceuticals, Inc. (a)	2,101	1,044
AbbVie, Inc.	3,473	874
Medline, Inc., Class A (a)	17,238	680
CVS Health Corp.	4,707	487
Thermo Fisher Scientific, Inc.	705	353
Danaher Corp.	1,633	311
Cigna Group (The)	874	241
Intuitive Surgical, Inc. (a)	595	236
Alnylam Pharmaceuticals, Inc. (a)	471	142
		7,982
Industrials 6.85%
United Rentals, Inc.	646	732
General Electric Co.	1,833	685
RTX Corp.	3,224	612
Trane Technologies PLC	1,157	568
Caterpillar, Inc.	524	558
Watsco, Inc.	1,323	551
Capital Group KKR U.S. Equity+ — Page 1 of 7

unaudited
Common stock (continued) Industrials (continued)	Shares	Value (000)
Waste Connections, Inc.	3,109	$518
ATI, Inc. (a)	2,500	493
TransDigm Group, Inc.	360	479
Waste Management, Inc.	1,666	371
Union Pacific Corp.	1,300	354
Northrop Grumman Corp.	659	336
Uber Technologies, Inc. (a)	4,345	314
Ferguson Enterprises, Inc.	1,184	281
Copart, Inc. (a)	8,647	244
Ingersoll-Rand, Inc.	2,312	190
FTAI Aviation, Ltd.	682	184
Builders FirstSource, Inc. (a)	1,800	161
Boeing Co. (The) (a)	661	143
		7,774
Consumer discretionary 5.94%
Amazon.com, Inc. (a)	14,500	3,456
Home Depot, Inc.	2,432	858
Starbucks Corp.	6,548	669
Carvana Co., Class A (a)	7,000	461
Viking Holdings, Ltd. (a)	3,888	407
MercadoLibre, Inc. (a)	225	382
Royal Caribbean Cruises, Ltd.	968	307
TJX Cos., Inc. (The)	1,261	191
		6,731
Financials 5.53%
Mastercard, Inc., Class A	2,455	1,261
JPMorgan Chase & Co.	2,705	885
Progressive Corp.	3,586	783
BlackRock, Inc.	581	559
Morgan Stanley	2,630	550
Affirm Holdings, Inc., Class A (a)	6,227	508
U.S. Bancorp	7,660	463
Moody’s Corp.	647	293
Truist Financial Corp.	5,411	270
PNC Financial Services Group, Inc.	830	204
KKR & Co., Inc.	1,941	178
Arthur J. Gallagher & Co.	694	159
Rocket Companies, Inc., Class A (a)	10,000	158
		6,271
Utilities 2.33%
Constellation Energy Corp.	2,873	714
CenterPoint Energy, Inc.	15,740	693
Xcel Energy, Inc.	5,000	402
NextEra Energy, Inc.	3,776	331
Atmos Energy Corp.	1,515	261
Pinnacle West Capital Corp.	2,313	247
		2,648
Capital Group KKR U.S. Equity+ — Page 2 of 7

unaudited
Common stock (continued) Consumer staples 1.68%	Shares	Value (000)
Philip Morris International, Inc.	8,346	$1,510
Mondelez International, Inc., Class A	6,804	393
		1,903
Materials 1.54%
Linde PLC	2,732	1,418
Freeport-McMoRan, Inc.	5,300	333
		1,751
Real estate 1.33%
Welltower, Inc. REIT	4,239	962
Prologis, Inc. REIT	2,338	317
UDR, Inc. REIT	5,675	226
		1,505
Energy 0.78%
EOG Resources, Inc.	4,013	521
ONEOK, Inc.	4,134	359
		880
Total common stock (cost: $61,785,000)		67,471
Convertible stocks 0.19% Communication services 0.19%
Alphabet, Inc., Class A, convertible preferred shares, 6.25% 5/15/2029	2,100	107
Alphabet, Inc., Class B, convertible preferred shares, 6.25% 5/15/2029	2,100	105
Total convertible stocks (cost: $210,000)		212
Private equity operating companies 32.92%
KKR Private Equity Conglomerate, LLC, Class I (a)(b)	1,051,317	37,325
Total private equity operating companies (cost: $36,225,000)		37,325
Private equity co-investments 5.45%
KKR Dante Aggregator, LP (a)(b)		2,150
KKR Illume Aggregator, LP (a)(b)		2,034
KKR Bloom Aggregator B, LP (a)(b)(c)		1,225
KKR Bloom Aggregator A, LP (a)(b)		775
Total private equity co-investments (cost: $5,881,000)		6,184
Short-term securities 2.04% Money market investments 2.04%
Capital Group Central Cash Fund 3.70% (d)(e)	23,105	2,310
Total short-term securities (cost: $2,310,000)		2,310
Total investment securities 100.10% (cost: $106,411,000)		113,502
Other assets less liabilities (0.10)%		(108)
Net assets 100.00%		$113,394
Capital Group KKR U.S. Equity+ — Page 3 of 7

unaudited
Investments in affiliates (d)

	Value at 4/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 6/30/2026 (000)	Dividend or interest income (000)
Short-term securities 2.04%
Money market investments 2.04%
Capital Group Central Cash Fund 3.70% (e)	$2,802	$4,873	$(5,365)	$— (f)	$— (f)	$2,310	$27
Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
KKR Private Equity Conglomerate, LLC, Class I (a)	2/26/2026	$36,224	$37,325	32.92%
KKR Dante Aggregator, LP (a)	2/26/2026	2,031	2,150	1.90
KKR Illume Aggregator, LP (a)	2/26/2026	1,851	2,034	1.79
KKR Bloom Aggregator B, LP (a)(c)	5/14/2026	1,225	1,225	1.08
KKR Bloom Aggregator A, LP (a)	5/14/2026	775	775	0.68
Total		$42,106	$43,509	38.37%

(a)	Non-income producing.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Investment is held by a wholly-owned subsidiary.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Rate represents the seven-day yield at 6/30/2026.
(f)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group KKR U.S. Equity+ — Page 4 of 7

unaudited
Fixed-income securities, including short-term securities and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Example of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral characteristics or performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser, and for which the use of net asset value (“NAV”) as a practical expedient is either not possible or has not been elected, are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
The fund’s investments in K-PEC and/or private equity co-investments (“private investment vehicles”) are valued using the NAV of the private investment vehicle as a practical expedient. The NAV of the private investment vehicle is calculated by the respective unaffiliated investment manager and provided to the fund on a monthly or quarterly basis. Such NAV may be adjusted for any relevant information available at the time the fund values its portfolio, including capital activity and material events occurring between the reference dates of the valuation of the private investment vehicles and the valuation date of the fund.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading.
Capital Group KKR U.S. Equity+ — Page 5 of 7

unaudited
Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Investments valued using NAV as a practical expedient are excluded from the fair value hierarchy. The fund’s valuation levels as of June 30, 2026, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	NAV as a practical expedient	Total
Asset:
Common stocks:
Information technology	$21,180	$—	$—	$—	$21,180
Communication services	8,846	—	—	—	8,846
Health care	7,982	—	—	—	7,982
Industrials	7,774	—	—	—	7,774
Consumer discretionary	6,731	—	—	—	6,731
Financials	6,271	—	—	—	6,271
Utilities	2,648	—	—	—	2,648
Consumer staples	1,903	—	—	—	1,903
Materials	1,751	—	—	—	1,751
Real estate	1,505	—	—	—	1,505
Energy	880	—	—	—	880
Convertible stocks	212	—	—	—	212
Private equity operating companies	—	—	—	37,325	37,325
Private equity co-investments	—	—	—	6,184	6,184
Short-term securities	2,310	—	—	—	2,310
Total	$69,993	$—	$—	$43,509	$113,502
The following provides additional information for private investment vehicles measured at NAV (or its equivalent) as a practical expedient as of June 30, 2026 (dollars in thousands):
	Investment strategy	Fair value	Unfunded commitments	Redemption frequency	Redemption restrictions and term
Private equity operating compa- nies	Investments in private operating companies	$37,325	$ —	Quarterly, on at least 3 business days’ notice
Repurchases of K-PEC units are limited to no
more than 5% of K-PEC’s aggregate NAV per
quarter. K-PEC may choose to repurchase fewer
units than have been requested in a particular
quarter to be repurchased or none at all, in its
discretion, and may also modify or suspend its
share repurchase plan. K-PEC units that are
repurchased within 24 months of their original
issue date are subject to an early repurchase fee
of 5.0% of the net asset value of such units.

Private equity co-investments	Investments in private operating companies	$6,184	186	None
Liquidity is in the form of distributions once
underlying portfolio companies are sold and
gains are realized by the general partner. There
may be little to no opportunities for the fund to
otherwise sell such co-investments. A proposed
sale of a co-investment prior to the time of sale of
the relevant portfolio company will typically
require consent by the general partner and be
sold at a discount. The term of the partnership
shall continue in perpetuity until the partnership
is dissolved in accordance with its limited
partnership agreement.

		$43,509	$186

Capital Group KKR U.S. Equity+ — Page 6 of 7

unaudited
Key to abbreviation(s)
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc.
© 2026 Capital Group. All rights reserved.
PVGEFP1-402-0826
Capital Group KKR U.S. Equity+ — Page 7 of 7